                                                                      Exhibit 32

    Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States
                                      Code)

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of DaimlerChrysler Services North America LLC, as Servicer of DaimlerChrysler Auto Trust 2003-B (the "Trust"), does hereby certify, to such officer's knowledge, that:

         The Trust's Annual Report on Form 10-K for the year ended December 31, 2003 (the "Form 10-K") fully complies with the requirements of Section 13(a) or
Section 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material aspects, the financial condition and results of operations of the Trust.

Date: March 30, 2004                       /s/ Juergen H. Walker
                                     ---------------------------------------
                                     Juergen H. Walker
                                     President and Chief Executive Officer,
                                     DaimlerChrysler Services North America LLC,
                                     as Servicer of
                                     DaimlerChrysler Auto Trust 2003-B

Date: March 30, 2004                      /s/ Paul E. Knauss
                                     ------------------------------------------
                                     Paul E. Knauss
                                     Vice President and Chief Financial Officer
                                     DaimlerChrysler Services North America LLC,
                                     as Servicer of
                                     DaimlerChrysler Auto Trust 2003-B

A signed original of the this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) Section 1350, Chapter 63 of Title 18, United States Code) has been provided to DaimlerChrysler Auto Trust 2003-B and will be retained by DaimlerChrysler Auto Trust 2003-B and furnished to the Securities and Exchange Commission or its staff upon request.